                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Thermo Fibergen Inc.:


        As independent public accountants, we hereby consent to the use of our report dated July 3, 1996 (and to all references to our Firm) included in or made part of this Registration Statement on Form S-1 and related Prospectus of Thermo Fibergen Inc.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts

August 14, 1996